United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Act of 1934

August 26, 2004

Date of Report (date of earliest event reported)

Deltic Timber Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-12147	71-0795870
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 East Elm Street, El Dorado, Arkansas	71730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (870) 881-9400

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Not Applicable

Item 1.02	Not Applicable

Item 1.03	Not Applicable

Item 2.01	Not Applicable

Item 2.02	Not Applicable

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant. On August 26, 2004, Deltic Timber Corporation (the “Registrant”) executed and delivered a Guarantee Agreement in connection with the refinancing of the debt of a 50% owned joint venture. Del-Tin Fiber L.L.C. (“Del-Tin Fiber”) is an Arkansas limited liability company which owns and operates a medium density fiberboard facility in El Dorado (Union County), Arkansas, and whose membership is owned 50% by the Registrant. On August 26, 2004, Del-Tin Fiber entered into a Letter of Credit and Term Loan Agreement (“Credit Agreement”) with SUNTRUST BANK, HIBERNIA NATIONAL BANK, WELLS FARGO BANK, N.A., BANK ONE, N.A., THE BANK OF NOVA SCOTIA AND IBERIABANK (collectively, the “Lenders”) in order to refinance Del-Tin Fiber’s existing debt. Under the Credit Agreement, the Lenders will on September 1, 2004, loan Del-Tin Fiber $30,000,000.00 which will be repayable over five years in equal quarterly installments, beginning in the fourth quarter of 2004, and will cause to be issued on Del-Tin Fiber’s behalf, a letter of credit in the amount of $29,688,750.00 to support industrial revenue bonds originally issued in 1998 by Union County, Arkansas. Under the Registrant’s Guarantee Agreement, the Registrant unconditionally guarantees, as a primary obligor and not merely as a surety, the due and punctual payment of 50% of Del-Tin’s obligations under its Credit Agreement. The maximum potential amount of future payments (undiscounted) under the Registrant’s Guarantee Agreement is $29,844,375.00, plus accrued interest applicable fees, and would become payable should Del-Tin Fiber default in its payment obligations or otherwise violate the terms of its Credit Agreement. Del-Tin Fiber’s Credit Agreement contains customary terms and conditions including certain representations and warranties, and affirmative and negative covenants. Additionally, under the terms of Del-Tin Fiber’s Credit Agreement, so long as there is not in existence an event of default, Del-Tin Fiber is not restricted in making distributions to its members, including the Registrant. Del-Tin Fiber’s Credit Agreement will succeed and replace its prior credit facility, and as a consequence, the Registrant’s potential liability under its Contingent Equity Contribution Agreement in the amount of $17,500,000.00 will be extinguished and such agreement cancelled.

Item 2.04	Not Applicable

Item 2.05	Not Applicable

Item 2.06	Not Applicable

Item 3.01	Not Applicable

Item 3.02	Not Applicable

Item 3.03	Not Applicable

Item 4.01	Not Applicable

Item 4.02	Not Applicable

Item 5.01	Not Applicable

Item 5.02	Not Applicable

Item 5.03	Not Applicable

Item 5.04	Not Applicable

Item 5.05	Not Applicable

Section 6	Reserved

Item 7.01	Not Applicable

Item 8.01	Not Applicable

Item 9.01	Not Applicable

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deltic Timber Corporation

By:	/s/ W. Bayless Rowe
W. Bayless Rowe, Secretary

Date: August 31, 2004